                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 13, 2004

                           GB PROPERTY FUNDING CORP.
                               GB HOLDINGS, INC.
                       GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

         Delaware                                           75-2502290
         Delaware                                           75-2502293
       New Jersey                 33-69716                  22-2242014
-------------------------------------------------------------------------------
  (State or other juris-        (Commission              (IRS Employer
diction of incorporation)       File Number)           Identification Number)

                            c/o Sands Hotel & Casino
                  Indiana Avenue and Brighton Park, 9th Floor
                        Atlantic City, New Jersey 08401
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number including area code: (609) 441-4633

                                ---------------

                                 Not Applicable
                            -----------------------
         (Former name and former address, as changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 13, 2004, the Securities and Exchange Commission (the "Commission") granted the application (the "Application") of GB Property Funding Corp. ("Funding"), a Delaware corporation, GB Holdings, Inc. ("GBH"), a Delaware corporation, and Greate Bay Hotel & Casino, Inc. ("GBHC"), a New Jersey corporation, to delist the 11% Notes due 2005, issued by Funding and guaranteed by GBH and GBHC from trading on the American Stock Exchange (Ticker Symbol: GBF) effective at the opening of business on January 14, 2004.

The full text of the press release issued by GBH on January 13, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:


Exhibit  Description
-------  -----------

  99.1*  Press Release, dated January 13, 2004.

* Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GB PROPERTY FUNDING CORP.

Dated:  January 13, 2004              By: /s/ Phyllis LeTart
                                      Name: Phyllis LeTart
                                      Title: Vice President and General Counsel


                                      GB HOLDINGS, INC.

Dated:  January 13, 2004              By: /s/ Phyllis LeTart
                                      Name: Phyllis LeTart
                                      Title: Vice President and General Counsel

                                      GREATE BAY HOTEL AND CASINO, INC.

Dated:  January 13, 2004              By: /s/ Phyllis LeTart
                                      Name: Phyllis LeTart
                                      Title: Vice President and General Counsel